EXHIBIT 1

PRINCIPAL OFFICERS AND DIRECTORS OF
THE HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                    Title

Henry L. Hillman                    Chairman of the Executive Committee
2000 Grant Building               and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette               Chairman of the Board and
2000 Grant Building               Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner               President, Chief Executive Officer
2000 Grant Building               and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III               Vice President, Secretary, General
1900 Grant Building               Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                    Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando               Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                    Vice President - Personnel and
2000 Grant Building               Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston               Vice President - Investments and
2000 Grant Building               Director
Pittsburgh, Pennsylvania 15219

John W. Hall                    Vice President - Accounting and
1800 Grant Building               Information Services
Pittsburgh, Pennsylvania 15219

      Timothy O. Fisher                    Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                    Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                    Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. Hall                     Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Joseph C. Manzinger                    Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Maurice J. White                    Vice President, Shareholder Services
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.               Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson                    Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania  15219

D. Richard Roesch                    Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley               Vice President, Associate General
1900 Grant Building               Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219


Cornel Conley                    Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                    Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                    Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Audrey H. Fisher                    Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III          President and Secretary
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Lario M. Marini                    Senior Vice President and Director
100 South Road
Wilmington, Delaware 19809

Andrew H. McQuarrieVice President, Chief Financial
824 Market Street, Suite 900               Officer, Treasurer and Director
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                    Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801


Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                    Director
4911 Birch Circle
Wilmington, Delaware 19808


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III          President and Secretary
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Lario M. Marini                    Senior Vice President and Director
100 South Road
Wilmington, Delaware 19809

Andrew H. McQuarrieVice President, Chief Financial
824 Market Street, Suite 900               Officer, Treasurer and Director
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson     .               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                    Director
4911 Birch Circle
Wilmington, Delaware 19808


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A TRUST
DATED NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219